# <u>SECOND AMENDMENT TO THE PURCHASE AND SALE AGREEMENT</u>

This Second Amendment (this "Second Amendment") to the Purchase and Sale Agreement between Deep Green Wasted & Recycling, LLC ("Seller") and AEC Yield Capital, LLC ("Purchaser") dated as of December 16, 2016, as amended via First Amendment dated January 26, 2017 ( collectively, the "Agreement") is made between Seller and Purchaser, collectively, the parties.

**WHEREAS,** the Seller and Purchaser entered into the Agreement as recited above and the parties wish to confirm that the Seller is bound by the Agreement as amended, including with regard to the current Amendment;

**WHEREAS**, Seller wishes to assign and sell certain customer accounts receivable to Purchaser and Purchaser is willing, subject to the terms of the Agreement as amended, to consider the purchase of such accounts receivable;

**WHEREAS,** the parties have agreed to amend the Agreement as set forth in this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. <u>Definitions</u>. Capitalized terms used and not otherwise defined shall have the meaning given such terms in the Agreement.

2. <u>Amendments</u>.

2.1 Section 2 shall be amended as follows:

The final sentence of thereof shall be deleted and replaced with the following:

""Minimum Monthly Commission" is the aggregate dollar amount of the factoring discount which the Purchaser would have earned if the Purchaser had Purchased Accounts with an aggregate Face Amount of $775,000 during any one (1) calendar month period such that a Factoring Commission of 3.87% will be applied to the difference between the actual factored amount of Purchased Accounts in the given month and the minimum volume of $775,000 per month hereunder."

2.2 Section 3 shall be amended as follows:

The final sentence of thereof shall be deleted and replaced with the following:

"Notwithstanding anything to the contrary contained in this Agreement, the maximum outstanding balance of Seller to AEC shall be Seven Hundred Seventy-five Thousand ($775,000) Dollars (the "Maximum Advance").

2.3 Section 5 shall be amended as follows:

The following paragraph shall be inserted after sub-section (ff) and before the final paragraph of the section:

"(gg) No invoice will be submitted, and if submitted, such invoice shall be deemed ineligible, that represents an invoice due greater than 29 days from the date of issuance. Further, in the event that invoices are issued by Seller and presented to Purchaser for purchase hereunder, which purport to be, or are, for services to be rendered in the month following the date of issuance of such invoice, then, in order to be considered eligible (although such invoices shall only be purchased at the discretion of Purchaser), such invoices must be issued only with respect to, or pursuant to, contracts with such customers whereby such customer is bound to give no less than 30-days' advance written notice of termination or cancellation of such contract. For the avoidance of doubt, any invoice issued prior the month in which such invoice is due, pursuant to a contract under which notice of cancellation by such customer may be effectively given in a period of less than 30 days from such requested termination date, shall be deemed ineligible."

3. Seller shall pay to Purchaser, upon execution hereof, an Origination Fee of 2.5% of the increased amount under Section 2 of the Agreement, or $5,000 and legal fees of $1,750 plus any additional filing fees incurred by Purchaser.

4. Miscellaneous Provisions.

(a) Except as modified herein, all of the terms and conditions of the Agreement shall remain in effect in accordance with their original terms.

(b) This Amendment shall be binding upon and inure to the benefit of parties of the Agreement and their respective successors and assigns.

(c) This Amendment, and the rights and obligations of the parties hereunder shall be governed by the laws of the state of New York.

(d) This Amendment contains the entire agreement among the parties with respect to the subject matter hereof, and supersedes all negotiations, presentations, warranties, commitments and offers prior to the date hereof relating to the subject matter hereof. This Amendment may be amended, modified, waived or terminated only by a writing signed by the party to be charged.

(e) All representations and warranties made or given under the Agreement are deemed repeated and affirmed herein.

**5. COUNTERPARTS.** This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument. Delivery of an executed counterpart of the signature page to this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

**6. JURY WAIVER.** THE PARTIES HERETO HEREBY MUTUALLY WAIVE TRIAL BY JURY IN THE EVENT OF ANY LITIGATION WITH RESPECT TO ANY MATTER CONNECTED WITH THIS AGREEMENT.

**Accepted:**

| | |
|---|---|
| **DEEP GREEN WASTE & RECYCLING, LLC** | **AEC YIELD CAPITAL, LLC** |
| By: ______________________ | By: |
| Name: Billy Ray Edmonds, Jr. | Name: Richard Rudy |
| Title: President | Title: Manager |
| This 7th day of June, 2017 | This 7th day of June, 2017 |

# AMENDED and RESTATED VALIDITY GUARANTY

This GUARANTY (this "Guaranty") is made on June 7, 2017 by each of the undersigned (each, a "Guarantor") in favor of AEC YIELD CAPITAL, LLC, a limited liability company organized under the laws of New York (the "Purchaser"), and Purchaser's successors and assigns, in connection with that certain Purchase and Sale Agreement, dated as of December 16, 2016, as amended on January 26, 2017 between Deep Green Waste & Recycling, LLC a limited liability company organized under the laws of Georgia (the "Seller") and Purchaser and as further amended even date herewith (together with all schedules and amendments thereto, including the Amendment dated of even date herewith, the "Agreement"). Capitalized terms used but not defined herein have the meaning given to such terms in the Agreement. In this Guaranty, the words, "I", "me" and "my" mean the Guarantor (or, if there is more than one signatory to this Guaranty as Guarantor, each such Guarantor, jointly and severally). The words "you" and "your" mean Purchaser.

GUARANTY: By signing this Guaranty, I unconditionally and irrevocably guarantee to you every representation and warranty (collectively, the "Representations and Warranties") given to you by the Seller under the Agreement and the other documents ancillary thereto (such other agreements, together with the Agreement are cumulatively referred to as the "Transaction Documents"). I further guarantee that said Representations and Warranties were accurate, true and complete when given and at all times subsequent thereto, and that said Representations and Warranties are accurate, true and complete on the date hereof. I further agree that this Guaranty is a continuing guaranty and that all Representations and Warranties to which it applies or may apply are conclusively presumed to have been created in reliance hereon. I further guaranty any actual loss, damage, cost, expense, liability, claim or other obligation incurred by you (including attorneys' fees and legal expenses reasonably incurred) arising out of or in connection with the following:

(i) failure or alleged failure of Seller or Guarantor to comply with the with any applicable laws with respect to any of the Collateral;

(ii) misapplication (whether negligent or intentional), misappropriation, conversion or theft of any part of the Collateral, including, without limitation, any collections by Seller or Guarantor, or by any officer, employee, agent or representative of any of the foregoing;

(iii) failure to discharge any liens, encumbrances or security interests on the Collateral, other than permitted liens;

(iv) fraud or material misrepresentation by any officer, employee, agent or representative of Seller in connection with the transactions contemplated by the Transaction Documents or the Collateral;

(v) sale of Collateral in violation of the Transaction Documents;

I further agree that this Guaranty constitutes a guaranty of performance of said Representations and Warranties, and you and I acknowledge and agree that this is not a guaranty of the Seller's payment obligations to you.

EVENTS NOT AFFECTING THIS GUARANTY: My obligations under this Guaranty are irrevocable, absolute, primary, unconditional and continuing. As a clarification, and in no way as a limitation of my obligations hereunder, I hereby agree not to assert, and hereby waive, to the fullest extent permitted by applicable law, for the benefit of the Purchaser or any transferee of this Guaranty, all rights (whether by setoff, deduction, diminution, abatement, recoupment, suspension, deferment, counterclaim and/or otherwise) and defenses (including, without limitation, the defense of fraud in inducement or fact or any other circumstances that would have the effect of discharging a surety or guarantor in law or in equity), whether acquired by subrogation, assignment or otherwise, to avoid its obligations under this Guaranty. Without limitation of the foregoing, I hereby waive any and all defenses to my obligations under this Guaranty, including without limitation, (a) the genuineness, legality, validity or the enforceability of any of the Transaction Documents, (b) the enforceability of this Guaranty against me, (c) the breach by either party to any of the Transaction Documents or any other person of any warranty thereunder (whether express or implied), (d) the failure of the parties to the Transaction Documents or any other person or entity to perform any covenant or obligation (whether express or implied) in favor of the Guarantor (or otherwise), (e) the failure of any assignment properly completed and executed pursuant to the terms hereof, (f) any taking, exchange, release, amendment, non-perfection, realization or application of or on any Lien or any Collateral, (g) the commencement of any Insolvency Proceeding (as defined below) and (h) any other circumstance, occurrence, happening or event whatsoever, whether similar or dissimilar to any of the foregoing, whether foreseen or unforeseen (including, without limitation, any statute of limitations), or any omission, that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. For the purposes of this clause, "Insolvency Proceeding" means any bankruptcy, insolvency or rehabilitation of myself, the Seller, or you, or the commencement, after the date hereof, of any bankruptcy, insolvency, rehabilitation, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against the me, the Seller, or you, the commencement, after the date hereof, of any proceedings by or against me, the Seller, or you for the winding up or liquidation of its affairs, or the consent, after the date hereof, to the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, rehabilitation, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against me, the Seller, or you.

REPRESENTATIONS AND WARRANTIES: I represent, warrant and agree with you as follows: (a) I am acting for my own account and am capable of assessing the merits of, and understand, accept and assume, the terms, conditions and risks of this Guaranty; (b) no other party to any Transaction Document is acting as a fiduciary or an advisor to me in

respect of this Guaranty; (c) this Guaranty has been duly executed and delivered by me and constitutes my legal, valid and binding obligation and is enforceable against me in accordance with its terms; (d) this Guaranty does not and will not contravene any other contract or agreement to which I am or will become a party or I am or will otherwise be bound, and (e) I will not take any action with the intent of hindering your ability to enforce my obligations under this Guaranty or to collect from me any amounts owing by me to you under this Guaranty, including, without limitation, secreting or transferring any of my assets for such purpose. All of my representations, warranties and agreements contained in this Guaranty will survive the execution and delivery hereof.

VALIDITY: If any part of this Guaranty is determined by a court to be invalid, the rest will remain in effect.

BENEFIT AND RELIANCE: I confirm that the benefit which I will receive from entering into this Guaranty will be equal to or exceed my liability in entering into this Guaranty. I understand that you may rely on this Guaranty in your decision to enter into the Transaction Documents with the Seller.

NO DEMAND OR MARSHALING: I hereby waive and agree not to assert any and all rights to require you to make demand on or to proceed against any person, party or security prior to your demanding performance under this Guaranty.

RESPONSIBILITY; TERM: I understand that I am responsible for the full performance of the Representations and Warranties, even if there are other guarantors. I acknowledge that this Guaranty will remain in effect until the latest of (i) the termination of the Agreement, and (ii) the indefeasible payment in full of all of the Seller's payment Obligations under the Transaction Documents. For purposes hereof, "Obligations" means all the Seller's payment Obligations under the Transaction Documents (including payment obligations accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Seller, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and all other obligations and liabilities of the Seller to Purchaser, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Agreement, any other Transaction Document, or any other document made, delivered or given in connection therewith, whether on account of repurchase obligations, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all reasonable and documented fees, charges and disbursements of counsel to Purchaser that are required to be paid by the Seller pursuant to the Agreement or any Transaction Document) or otherwise.

I further assume the responsibility to remain informed of the financial condition of the Seller and any circumstances affecting the ability of the Seller to fulfill any of its Obligations. My obligations under this Guaranty are independent of the Obligations of the Seller and a separate action or actions may be brought and prosecuted against me regardless

of whether an action is brought against the Seller or whether the Seller is joined in any such action or actions; and I waive the benefit of any statute of limitations affecting my liability hereunder or the enforcement of this Guaranty.

SET OFF: You can, after at least three (3) business days' advance written notice to me, apply any of my money or other assets that are held by you, or any of your affiliates, to pay any amounts that become due and payable under this Guaranty as a result of my guaranty of the Representations and Warranties.

COLLECTION COSTS: If you sue me to collect this Guaranty, I will pay all court costs, reasonable attorney's fees and collection costs allowed by law.

AMENDMENT: This Guaranty may be amended only by a written instrument signed by both me and you.

NOTICES: All notices, requests and other communications pursuant to this Guaranty must be in writing, and shall be delivered deemed given upon the first to occur of (i) personal delivery by hand, (ii) delivery via air courier, (iii) delivery by deposit thereof in a receptacle under the control of the United States Postal Service, (iv) transmittal by electronic means to a receiver under the control of such party, or (v) actual receipt by such party or an employee or agent of such party. All notices to Purchaser shall be deemed given upon actual receipt by a responsible officer of Purchaser.

VALIDITY: Each paragraph of this Guaranty will be and remain separate from, independent of, and severable from all and any other paragraphs herein except where otherwise indicated by the context of this Guaranty.

ASSIGNMENT: You may assign all or any part of your rights under this Guaranty without my consent. Any assignee of such rights will be entitled to the full benefit of this Guaranty to the same extent as if it were an original party in respect of the rights assigned or transferred to it. I may not assign my obligations under this Guaranty.

**GOVERNING LAW: I ACKNOWLEDGE THAT THIS AGREEMENT HAS BEEN NEGOTIATED, DELIVERED AND ACCEPTED IN, AND SHALL BE DEEMED TO HAVE BEEN MADE IN, NEW YORK, NEW YORK. THIS GUARANTY, AND YOUR RIGHTS AND MY OBLIGATIONS UNDER THIS AGREEMENT, WILL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW PRINCIPLES.**

**JURISDICTION AND VENUE: I AGREE TO SUBMIT TO THE JURISDICTION OF ANY COURT STATE COURT SITTING IN NEW YORK, IN THE COUNTY OF NEW YORK AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT (IN CONNECTION WITH**

**ANY ACTION ARISING UNDER THIS GUARANTY. I ALSO AGREES THAT YOU MAY EFFECT SERVICE OF PROCESS UPON ME BY REGULAR MAIL AT THE ADDRESS SET FORTH BELOW.**

**WAIVER OF JURY TRIAL. I HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OR RELATING TO THIS GUARANTY.**

**JOINT AND SEVERAL OBLIGATION**. If there is more than one signatory to this Guaranty as Guarantor, the obligations and duties of each such signatory hereto will be joint and several.

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IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date set forth above.

**GUARANTOR(S):**

________________________________

Name: Billy Ray Edmonds, Jr.

Address: 111 Muskhogean Road, Fair Play, SC

Email Address: bill.edmonds@deepgreenwaste.com

Telephone: 770-378-4758
SSN: 258-31-6382

DOB: 04/27/1967

*{Purchaser Signature Page Follows}*

Acknowledged and accepted in New York as of the date first set forth above:

**AEC YIELD CAPITAL, LLC**

By: ____________________________
Name: Richard Rudy
Title: Manager

Address: One Metrotech Center – North,
Third Floor
Brooklyn, NY 11201

Telephone (347) 799-1685

Email: rrudy@advancedenergycap,com
Facsimile:

# CERTIFIED RESOLUTIONS OF MANAGERS AND MAJORITY MEMBERS

THE UNDERSIGNED, Secretary of Deep Green Waste & Recycling, LLC, a Georgia limited liability company, hereby certifies that the following is a true and correct copy of Resolutions duly adopted by the Manager(s) of the Company and the majority members of the Company on June 7, 2017, and that the same have not been amended, altered or rescinded and are now in full force and effect:

RESOLVED, that the Second Amendment to the Purchase and Sale Agreement, between the Company and AEC Yield Capital, LLC ("Purchaser"), pursuant to which the Company will sell to the Purchaser, and Purchaser will purchase from the Company, certain accounts receivable, deposits and other rights and assets together with all related security agreements, financing statement, bills of sale, powers of attorney, assignments and other instruments now or hereafter executed in connection therewith (all such documents are referred to as the "Purchase and Sale Documents") be, and the same hereby are, approved on the terms and conditions as set forth therein;

RESOLVED, that all officers of this Company be, and will hereby be, authorized and directed to enter into said Second Amendment to the Purchase and Sale Agreement and into all other agreements and documents related thereto and to execute the same for and on behalf of this Company on the terms and conditions set forth therein;

RESOLVED, that said officers of this Company be, and are hereby, authorized and directed to negotiate, agree upon, execute and deliver (without the joinder or attestation of any other person), from time to time, in the name of, and on behalf of, the Company, such current Amendment and all agreements, amendments and supplements to said Purchase and Sale Documents as such officer may choose to make, and to perform any all such acts and things as may be required by Purchaser in connection therewith, or as may to him seem necessary or proper to implement and effect complete consummation of said Purchase and Sale Documents.

RESOLVED, that all previous actions taken by any officer or employee of the Company in furtherance of the foregoing and hereby ratified, approved and confirmed in all respects;

RESOLVED, that these Resolutions shall remain in full force and effect until written notice of their amendment or repeal shall be received by Purchaser and all indebtedness and obligations arising out of said Amendment to the Purchase and Sale Documents shall have been paid and satisfied in full.

The Undersigned does hereby further certify that the Company is duly organized and existing under the laws of the State of Georgia; that all franchise and other taxes required to maintain the corporate existence of the Company have been paid when due and that no such taxes are delinquent; that no proceedings are pending for the forfeiture of the Articles of Organization of the Company or for its dissolution, voluntary or involuntary; that the Company is duly qualified to do business in the State of Georgia and is in good standing in such state; that there is no provision of the Articles of Organization or Operating Agreement of the Company limiting the powers of the Manager(s) to pass or consent to the Resolutions set forth above and that said Resolutions are in conformity with the provisions of said Articles of Organization and Operating Agreement, and that the Secretary is the keeper of the Records and Minutes of the proceedings of the Manager(s) of the Company.

The undersigned does hereby further certify that the following is a true and correct list of certain of the present officers of the corporation and their respective signatures:

| Name | Title | Signature |
|---|---|---|
| Billy Ray Edmonds, Jr. | President | [signature] |

DATED as of June 7, 2017

**MANAGERS:**

[signature]
Name:

Name:

**MEMBERS:**

Name:

[signature]
Name:

205665 6/7/17

THE UNDERSIGNED, Virginia Haubert, hereby certifies that he is also the duly elected and qualified Secretary of the Company, that the signature above is his (her) genuine signature, that the foregoing Resolutions are a true and correct copy of Resolutions duly adopted by the Managers and the majority members of the Company, which are now in full force and effect and that the foregoing Certificate is true and correct.

Virginia Haubert
Name: